Post-employment benefits for associates	12 Months Ended
Dec. 31, 2021
Employee Benefits [Abstract]
Post-employment benefits for associates	Post-employment benefits for associates
Defined benefit plans
In addition to the legally required social security schemes, Alcon has sponsored numerous independent pension and other post-employment benefit plans. In most cases, these plans are externally funded in entities that are legally separate from Alcon. For certain subsidiaries, however, no independent plan assets exist for the pension and other post-employment benefit obligations of associates. In these cases the related unfunded liability is included in the Consolidated Balance Sheet. The value of the post-employment benefits promised under the pension and other post-employment benefit plans is represented by the defined benefit obligation ("DBO"), which is measured based on the projected unit credit method ("PUC"). Independent actuaries reappraise the DBOs of all major pension and other post-employment benefit plans annually. Plan assets are recognized at fair value.
The major pension and other post-employment benefit plans are based in Switzerland, the United States, Germany, and the United Kingdom. As of December 31, 2021, these plans represent 88% of Alcon's total DBO and are independently sponsored by Alcon. Details of the plans in those significant countries are provided below.
The pension plans in Switzerland represent the most significant portion of Alcon's total pension DBO and the largest component of Alcon's total plan assets. The principal plan in Switzerland is funded and open for new joiners. For the Swiss pension plan, active insured members' benefits are partially linked to the contributions paid into the plan. Certain features of the Swiss pension plan required by law preclude the plan from being categorized as a defined contribution plan. These factors include a minimum interest guarantee on retirement savings accounts, a pre-determined factor for converting the accumulated savings account balance into a pension and embedded death and disability benefits. All benefits granted under a Swiss-based principal pension plan are vested, and Swiss legislation prescribes that the employer has to contribute a fixed percentage of an associate's pay to an external pension foundation. Additional employer contributions may be required whenever the foundation's statutory funding ratio falls below a certain level. The associate also contributes to the plan.
As of December 31, 2021, following the transfer out of the Novartis pension fund effective February 1, 2021, Alcon's Swiss pension obligation is set-up under an Alcon-sponsored arrangement affiliated with Copré La Collective de Prévoyance ("Copré") – a Swiss collective foundation. As a collective foundation, Copré is governed by its own board of trustees which is responsible for the foundation regulations and asset investment strategy for multiple entities participating in the collective foundation. Also effective February 1, 2021, Alcon established its own pension committee, consisting of representatives nominated by Alcon and the active insured associates. During the fourth quarter of 2021, Copré announced the rates to be used to convert participant balances to pension annuities for 2024 to 2026. This announcement resulted in a plan amendment with a benefit of $15 million recognized in Other income and a corresponding decrease in the DBO. During the third quarter of 2020, the selection of Copré resulted in a plan amendment with past service costs of $12 million recognized in Other expense and a corresponding increase in the DBO.
The United States pension plans represent the second largest component of Alcon's total pension DBO and the third largest component of Alcon's total plan assets. The principal plan (Qualified Plan) is funded, whereas the plans providing additional benefits for executives (Defined Benefit Restoration Plan and Grandfathered Supplemental Executive Plan) are unfunded. Benefits in the Qualified Plan and Restoration Plan are frozen for all participants. Employer contributions are required for the Qualified Plan whenever the statutory funding ratio falls below a certain level. Furthermore, most associates in the United States are covered under other post-employment benefit plans (US OPEB plans) which represent 99% of the total DBO for other post-employment benefit plans. These benefits in the US primarily consist of post-employment healthcare which has been closed to new members since 2015. Effective January 1, 2021, the Alcon sponsored group health plan for current and future eligible retired participants age 65 and over was changed to a private Medicare marketplace while providing an annual notional contribution to a Health Reimbursement Account for each covered member and spouse. The impact of the plan amendment in the fourth quarter of 2020 was a benefit of $164 million recognized in Other income and a corresponding decrease in the DBO in Provisions and other non-current liabilities. There is no statutory funding requirement for the US OPEB plans.
The major pension arrangements in Germany are governed by the Occupational Pensions Act ("BetrAVG") and represent the third largest component of Alcon's total pension DBO and the fifth largest component of Alcon's total plan assets. The plans are partly funded by a Contractual Trust arrangement or direct insurances. The employer is responsible for contributing the premiums to the insurances and paying certain benefits when they fall due. All plans are closed for new entrants and the benefits are fully vested for all participants. For some participants the benefits are based on final salary and length of employment, and for others the benefit is earned each year based on the current salary in the year of service. Associates do not contribute towards the cost of the benefits.
The pension plans in the United Kingdom represent the fourth largest component of Alcon's total pension DBO and the second largest component of Alcon's total plan assets. The plan is closed with only former Alcon associates entitled to current or future benefits. The Alcon United Kingdom Pension Scheme is governed and administered by a board of trustees in accordance with its Trust Deed. United Kingdom legislation requires that pension schemes are funded prudently (i.e., to a level in excess of the "best estimate" expected cost of providing benefits). Funding is assessed on a triennial basis using (prudent) assumptions agreed by the board of trustees and Alcon. The board of trustees is responsible for jointly agreeing with Alcon the level of contributions needed to eliminate any shortfall over a reasonable period of time, typically not exceeding 10 years. Under the governing documentation, if a surplus remains once liabilities have been settled it would be refunded to Alcon.
One of Alcon's pension plans has a surplus that is not recognized on the basis that future economic benefits are not available to the entity in the form of a reduction in future contributions or a cash refund.
The following tables summarize the funded and unfunded DBO for pension and other post-employment benefit plans of Alcon associates at December 31, 2021 and 2020:

	Pension plans		Other post-employment benefit plans
($ millions)	2021	2020	2021	2020
Benefit obligation at January 1	817	723	332	423
Current service cost	24	31	10	14
Interest cost	9	12	7	15
Past service costs and settlements	(38)	9	—	(165)
Administrative expenses	1	1	—	—
Remeasurement (gains)/losses arising from changes in financial assumptions	(22)	38	(12)	92
Remeasurement losses/(gains) arising from changes in demographic assumptions	—	2	1	(4)
Remeasurement losses/(gains) arising from experience-related changes	67	(13)	(25)	(27)
Currency translation effects	(35)	44	—	—
Benefit payments	(37)	(36)	(17)	(25)
Contributions of associates	5	6	4	9
Benefit obligation at December 31	791	817	300	332
Fair value of plan assets at January 1	519	451	—	—
Interest income	6	7	—	—
Return on plan assets excluding interest income	49	32	—	—
Currency translation effects	(18)	24	—	—
Employer contributions	23	25	13	16
Contributions of associates	5	6	4	9
Settlements	(20)	(2)	—	—
Benefit payments	(37)	(36)	(17)	(25)
Effect of acquisitions, divestments or transfers	14	12	—	—
Fair value of plan assets at December 31	541	519	—	—
Funded status	(250)	(298)	(300)	(332)
Limitation on recognition of fund surplus at January 1	(17)	(6)
Change in limitation on recognition of fund surplus (including exchange rate differences)	(3)	(11)
Limitation on recognition of fund surplus at December 31	(20)	(17)
Net liability in the balance sheet at December 31	(270)	(315)	(300)	(332)
The reconciliation of the net liability from January 1 to December 31 is as follows:

	Pension plans		Other post-employment benefit plans
($ millions)	2021	2020	2021	2020
Net liability at January 1	(315)	(278)	(332)	(423)
Current service cost	(24)	(31)	(10)	(14)
Net interest expense	(3)	(5)	(7)	(15)
Administrative expenses	(1)	(1)	—	—
Past service costs and settlements	18	(11)	—	165
Remeasurements	4	5	36	(61)
Currency translation effects	17	(20)	—	—
Employer contributions	23	25	13	16
Effect of acquisitions, divestments or transfers	14	12	—	—
Change in limitation on recognition of fund surplus	(3)	(11)	—	—
Net liability at December 31	(270)	(315)	(300)	(332)

Amounts recognized in the balance sheet
Prepaid benefit cost	25	24	—	—
Accrued benefit liability	(295)	(339)	(300)	(332)
The following tables provide detail of the DBO for pension plans by geography and type of member and of plan assets based on the geographical locations in which they are held:

	2021
($ millions)	Switzerland	United States	Germany	United Kingdom	Rest of the world	Total
By type of member
Active	(295)	(43)	(64)	—	(99)	(501)
Deferred pensioners	(11)	(41)	(28)	(57)	(14)	(151)
Pensioners	(23)	(42)	(23)	(40)	(11)	(139)
Benefit obligation at December 31	(329)	(126)	(115)	(97)	(124)	(791)
Thereof: unfunded plans	47	29	—	—	23	99
Thereof: unfunded portion of funded plans	87	6	94	—	9	196
Prepaid benefit costs and assets subject to limitation on recognition of fund surplus	—	—	—	(24)	(21)	(45)
Fair value of plan assets at December 31	195	91	21	121	113	541
Funded status	(134)	(35)	(94)	24	(11)	(250)

	2020
($ millions)	Switzerland	United States	Germany	United Kingdom	Rest of the world	Total
By type of member
Active	(251)	(53)	(76)	—	(125)	(505)
Deferred pensioners	(12)	(50)	(32)	(62)	(17)	(173)
Pensioners	(26)	(35)	(26)	(42)	(10)	(139)
Benefit obligation at December 31	(289)	(138)	(134)	(104)	(152)	(817)
Thereof: unfunded plans	51	30	—	—	31	112
Thereof: unfunded portion of funded plans	84	14	115	—	14	227
Prepaid benefit costs and assets subject to limitation on recognition of fund surplus	—	—	—	(23)	(18)	(41)
Fair value of plan assets at December 31	154	94	19	127	125	519
Funded status	(135)	(44)	(115)	23	(27)	(298)

The following table shows the principal weighted average actuarial assumptions used for calculating defined benefit plans and other post-employment benefits of Alcon associates:

	Pension plans		Other post-employment benefit plans
	2021	2020	2021	2020
Discount rate	1.4%	1.2%	2.7%	2.3%
Expected rate of pension increase	1.1%	1.1%
Expected rate of salary increase	2.2%	2.4%
Interest on savings account	1.3%	1.0%
Current average life expectancy for a 65-year-old male (in years)	20	20	21	20
Current average life expectancy for a 65-year-old female (in years)	22	23	23	22
The following table shows additional details related to the weighted average discount rates for the principal plan for each significant country:

	Pension plans		Other post-employment benefit plans
	2021	2020	2021	2020
Switzerland	0.2%	0.1%
United States	2.8%	2.4%	2.7%	2.3%
Germany	1.2%	0.8%
United Kingdom	1.9%	1.3%
Changes in the aforementioned actuarial assumptions can result in significant volatility in the accounting for pension plans and other post-employment benefit plans in the Consolidated Financial Statements. This can result in substantial changes in Alcon's other comprehensive income, non-current liabilities and prepaid pension assets.
The DBO is significantly impacted by assumptions related to the rate used to discount the actuarially determined post-employment benefit liability. This rate is based on yields of high-quality corporate bonds in the country of the plan. Increasing corporate bond yields increase the discount rate. An increase in the discount rate results in a decrease in the DBO and an increase in the funded status.
The impact of increasing interest rates on a plan's assets is more difficult to predict. A significant part of plan assets is invested in bonds. Bond values typically are inversely correlated to interest rates. Bond values usually decrease when interest rates rise and may therefore partially offset the increase in the funded status. Furthermore, pension assets also include significant holdings of equity instruments. Share prices tend to fall when interest rates increase and therefore often offset the positive impact of the decreasing DBO on the funded status (although the correlation of interest rates with returns on equities is not as strong as with bonds, especially in the short term).
The assumption for the expected rate for pension increases significantly affects the DBO of most plans in Switzerland, Germany and the United Kingdom. Such pension increases also decrease the funded status, although there is no strong correlation between the value of the plan assets and pension/inflation increases.
Assumptions regarding life expectancy significantly impact the DBO. An increase in longevity increases the DBO. There is no offsetting impact from the plan assets, as no longevity bonds or swaps are held by the pension funds. Generational mortality tables are used where this data is available.
The following table shows the sensitivity of the defined benefit pension and other post-employment benefit obligations to the principal actuarial assumptions as of December 31, 2021:

($ millions)	Change in 2021 year-end
25 basis point increase in discount rate	(45)
25 basis point decrease in discount rate	38
1 year increase in life expectancy	23
25 basis point increase in rate of pension increase	9
25 basis point decrease in rate of pension increase (1)	(11)
25 basis point increase of interest on savings account	5
25 basis point decrease of interest on savings account	(5)
25 basis point increase in rate of salary increase	5
25 basis point decrease in rate of salary increase	(5)
(1)Decrease in rate of pension increase is limited to zero.
The above sensitivity analyses are based on a change in an assumption while holding all other assumptions constant. In practice, this is unlikely to occur, and changes of the assumptions may be correlated. When calculating the sensitivity of the DBO to significant actuarial assumptions the same method (present value of the defined benefit obligation calculated with the PUC method at the end of the reporting period) has been applied as when calculating the net liability recognized in the Consolidated Balance Sheet.
The healthcare cost trend rate assumptions used for other post-employment benefits are as follows:

	2021	2020	2019
Healthcare cost trend rate assumed for next year	6.2%	6.2%	6.5%
Rate to which the cost trend rate is assumed to decline	4.5%	4.5%	4.5%
Year that the rate reaches the ultimate trend rate	2029	2028	2028
The following table shows the weighted average plan asset allocation of funded defined benefit pension plans at December 31, 2021, and 2020:

	Pension plans
(as a percentage)	Long-term target minimum	Long-term target maximum	2021	2020
Equity securities	15	40	35	31
Debt securities	20	60	40	46
Real estate	5	20	11	7
Alternative investments	0	20	11	10
Cash and other investments	0	15	3	6
Total			100	100
Cash and most of the equity and debt securities have a quoted market price in an active market. Real estate and alternative investments, which include hedge fund and private equity investments, usually do not have a quoted market price.
The strategic allocation of assets of the different pension plans is determined with the objective of achieving an investment return that, together with employer contributions and contributions of associates (where applicable), is sufficient to manage the various funding risks of the plans. Based upon the market and economic environments, actual asset allocations may temporarily be permitted to deviate from policy targets.
The weighted average duration of the DBO is 15.5 years as of December 31, 2021 and December 31, 2020.
Alcon's ordinary contribution to the various pension plans is based on the rules of each plan and its respective country. Additional contributions are made whenever required by local statute or law (i.e., usually when statutory funding levels fall below predetermined thresholds).
The following table summarizes expected future cash flows for pension and other post-employment benefit plans as of December 31, 2021:

($ millions)	Pension plans	Other post-employment benefit plans
Employer contributions
2022 (estimated)	12	—
Expected future benefit payments
2022	31	18
2023	29	19
2024	31	21
2025	32	21
2026	33	21
2027-2031	196	103
Defined contribution plans
In many subsidiaries, associates are covered by defined contribution plans. Contributions charged to the 2021 Consolidated Income Statement for the defined contribution plans were $133 million (2020: $136 million; 2019: $128 million).